UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 6, 2022

LAKELAND BANCORP, INC.

(Exact name of the registrant as specified in its charter)

New Jersey	000-17820	22-2953275
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

250 Oak Ridge Road Oak Ridge, New Jersey	07438
(Address of principal executive offices)	(Zip Code)

(973) 697-2000

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no Par Value	LBAI	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 6, 2022, Lakeland Bancorp, Inc. (“Lakeland”), completed its merger (the “Merger”) with 1st Constitution Bancorp, a New Jersey corporation (“1st Constitution”), pursuant to the Agreement and Plan of Merger, dated as of July 11, 2021, by and between Lakeland and 1st Constitution. At the January 6, 2022 effective time of the Merger (the “Effective Time”), 1st Constitution merged with and into Lakeland, with Lakeland as the resulting corporation. Immediately following the Merger, 1st Constitution Bank, a New Jersey-chartered commercial bank and wholly-owned subsidiary of 1st Constitution, merged with and into Lakeland Bank, a New Jersey-chartered commercial bank and wholly-owned subsidiary of Lakeland, with Lakeland Bank being the surviving bank.

On January 6, 2022, Lakeland filed a Current Report on Form 8-K reporting the completion of the Merger (the “Original Report”). This Amendment No. 1 to the Original Report is being filed with the Securities and Exchange Commission (the “Commission”) solely to amend and supplement Item 9.01 of the Original Report, as described in Item 9.01 below. This Amendment No. 1 makes no other amendments to the Original Report.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Pursuant to General Instruction B.3 of Form 8-K, the audited consolidated financial statements of 1st Constitution as of and for the years ended December 31, 2020 and 2019, including the report of the independent registered public accounting firm, are not required to be filed by Current Report on Form 8-K, because substantially the same information was previously filed in the Company’s Registration Statement on Form S-4, as originally filed with the Commission on August 27, 2021 (File No. 333-259117) and as thereafter amended (the “Registration Statement”).

The unaudited consolidated balance sheet of 1st Constitution as of September 30, 2021 and the unaudited consolidated statements of income and cash flows for the nine months ended September 30, 2021 and 2020 are filed herewith as Exhibit 99.1 and are incorporated by reference into this Item 9.01(a).

(b)	Pro forma financial information.

Pursuant to General Instruction B.3 of Form 8-K, unaudited pro forma combined condensed financial data for the year ended December 31, 2020 is not required to be filed by Current Report on Form 8-K, because substantially the same information was previously filed in the Registration Statement.

The unaudited pro forma combined condensed financial data as of and for the nine months ended September 30, 2021 is filed herewith as Exhibit 99.2 and is incorporated by reference into this Item 9.01(b).

(c)	Shell company transactions. None.

(d)	Exhibits.

99.1	1st Constitution Bancorp Unaudited Consolidated Balance Sheet as of September 30, 2021 and Unaudited Consolidated Statements of Income for the Nine Months Ended September 30, 2021 and 2020 (incorporated by reference to Item 1 of 1st Constitution Bancorp’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, as filed with the Commission on November 9, 2021 (File No. 000-32891))

99.2	Unaudited Pro Forma Combined Condensed Financial Data as of and for the Nine Months Ended September 30, 2021

104.1	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LAKELAND BANCORP, INC.

DATE: March 22, 2022	By:	/s/ Timothy J. Matteson, Esq.
Timothy J. Matteson, Esq.
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary